

Fourth Quarter 2025

Supplemental Financial Information

Table of Contents

Overview	
Forward-Looking Statements	3
Company Overview	4
Financial Information	
Quarterly Performance Summary	5
Balance Sheet	6
Net Income	7
Statements of Cash Flows	8
FFO, Normalized FFO, and AFFO Reconciliation	9
EBITDA Reconciliation	10
Historical Net Income	11
Historical FFO, Normalized FFO, and AFFO Reconciliation	12
Historical EBITDA Reconciliation	13
Portfolio Data	
Highlights	14
Geographic Concentration – Real Estate Portfolio	15
Annualized Base Rent and Income From Loans and Securities	16
Capital Commitments and Dispositions	17
Leasing Summary	18
Property List	19-21
Loans and Securities	22
Capitalization	
Capital and Key Metrics	23
Debt Detail	24
Analyst Coverage	25
Definitions	26-27

Forward-Looking Statements

This Supplemental Financial Information Package includes "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) that are subject to risks and uncertainties. In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our statements regarding anticipated growth in our funds from operations and anticipated market and regulatory conditions, our strategic direction, demographics, results of operations, plans and objectives are forward-looking statements. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: rates of default on leases for our assets; our ability to re-lease properties upon tenant defaults or lease terminations for the rent we currently receive, or at all; concentration of our portfolio of assets and limited number of tenants; the estimated growth in and evolving market dynamics of the regulated cannabis market; anticipated funding sources for our investment in the preferred stock of IQHQ, Inc. ("IQHQ"); defaults on our investments in real estate-related assets, such as the IQHQ credit facility and IQHQ preferred stock; our ability to identify, acquire, or profitably operate life science properties; market dynamics in the life science sector; the demand for regulated cannabis cultivation and processing facilities; decreased economic activity due to fluctuations in trade policies, tariffs, and related government actions; inflation dynamics; the impact of pandemics on us, our business, our tenants, or the economy generally; war and other hostilities, including the conflicts in Ukraine and Israel; our business and investment strategy; our projected operating results; actions and initiatives of the U.S. or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law; availability of suitable investment opportunities in the regulated cannabis industry; our understanding of our competition and our potential tenants' alternative financing sources; the expected medical-use or adult-use cannabis legalization in certain states; shifts in public opinion regarding regulated cannabis; the potential impact on us from litigation matters, including rising liability and insurance costs; the additional risks that may be associated with certain of our tenants cultivating, processing and/or dispensing adult-use cannabis in our facilities; the state of the U.S. economy generally or in specific geographic areas; economic trends and economic recoveries; our ability to access equity or debt capital; financing rates for our target assets; our level of indebtedness, which could reduce funds available for other business purposes and reduce our operational flexibility; our ability to refinance or extend our existing indebtedness; covenants in our debt instruments, which may limit our flexibility and adversely affect our financial condition; our ability to maintain our investment grade credit rating; changes in the values of our assets; our expected portfolio of assets; our expected investments; interest rate mismatches between our assets and our borrowings used to fund such investments; changes in interest rates and the market value of our assets; the degree to which any interest rate or other hedging strategies may or may not protect us from interest rate volatility; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; how and when any forward equity sales may settle; our ability to maintain our qualification as a real estate investment trust ("REIT") for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940; availability of qualified personnel; and market trends in our industry, interest rates, real estate values, the securities markets or the general economy.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance, including, but not limited to, those risk factors described in our Securities and Exchange Commission ("SEC") filings, our Annual Report on Form 10-K for the year ended December 31, 2025 ("2025 Form 10-K") under Item 1A, as supplemented by the discussion in Item 1A of Part II of our subsequent Quarterly Reports on Form 10-Q. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Any forward-looking statement made by us speaks only of the date on which we make it. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Stockholders and investors are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in our filings and reports.

This supplemental financial information package includes certain non-GAAP financial measures. These non-GAAP measures are presented for supplemental information and should not be considered a substitute for financial information presented in accordance with GAAP. The definition of these non-GAAP measures is set forth under the section entitled "Definitions." Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are set forth in sections entitled "FFO, Normalized FFO, and AFFO Reconciliation" and "EBITDA Reconciliation."

Market and industry data are included in this presentation. We have obtained substantially all of this information from internal studies, public filings, other independent published industry sources and market studies prepared by third parties. We believe these internal studies, public filings, other independent published industry sources and market studies prepared by third parties are reliable. However, this information may prove to be inaccurate. No representation or warranty is made as to the accuracy of such information. All amounts shown in this report are unaudited. This Supplemental Financial Information Package is not an offer to sell or solicitation to buy securities of Innovative Industrial Properties, Inc. Any offers to sell or solicitations to buy securities of Innovative Industrial Properties, Inc. shall be made only by means of a prospectus approved for that purpose.

Company Overview

Innovative Industrial Properties, Inc. (NYSE: IIPR) is an internally managed real estate investment trust (REIT) focused on the acquisition, ownership and management of specialized industrial properties and financial investments in the life science industry. As of December 31, 2025, we owned 111 properties comprising an aggregate of approximately 8.9 million rentable square feet in 19 states. For additional information, please visit www.innovativeindustrialproperties.com.

Senior Management

Alan Gold
Executive Chairman

Paul Smithers
President, Chief Executive Officer & Director

David Smith
Chief Financial Officer & Treasurer

Catherine Hastings
Chief Operating Officer

Ben Regin
Chief Investment Officer

Tracie Hager
Senior Vice President, Asset Management

Kelly Spicher
Senior Vice President, Real Estate Counsel

Andy Bui
Vice President, Chief Accounting Officer

Board of Directors

Alan Gold
Director, Executive Chairman

Paul Smithers
Director, President & Chief Executive Officer

Gary Kreitzer*
Vice Chairman, Nominating and Corporate Governance Committee Chair

Scott Shoemaker, MD*
Director, Compensation Committee Chair

David Boyle*
Director, Audit Committee Chair

Contact Information

Corporate Headquarters - Innovative Industrial Properties, Inc.
11440 West Bernardo Court, STE 100
San Diego, California 92127
858-997-3332

Public Markets Detail
Ticker: IIPR
Exchange: NYSE

Website
www.innovativeindustrialproperties.com

LinkedIn
www.linkedin.com/company/innovative-industrial-properties

Investor Relations Contact

Eli Kanter
Director, Finance
eli.kanter@iipreit.com

Note: * Denotes independent director

Quarterly Performance Summary

	2025				2024
	4Q2025	3Q2025	2Q2025	1Q2025	4Q2024
Total Revenues	$66,657	$64,685	$62,891	$71,722	$76,744
General and administrative expense	$7,967	$8,681	$8,626	$8,461	$8,891
General and administrative expense / total revenues	12%	13%	14%	12%	12%
Net income attributable to common stockholders	$30,705	$28,288	$25,146	$30,296	$39,461
Net income attributable to common stockholders - diluted ("EPS")	$1.06	$0.97	$0.86	$1.03	$1.36
Funds from operations attributable to common stockholders - diluted ("FFO")[1]	$49,569	$46,927	$43,646	$52,214	$57,701
FFO per common share - diluted[1]	$1.75	$1.66	$1.54	$1.83	$2.02
Normalized FFO attributable to common stockholders - diluted ("Normalized FFO")[1]	$50,377	$45,156	$45,228	$52,761	$58,567
Normalized FFO per common share - diluted[1]	$1.78	$1.60	$1.60	$1.85	$2.05
Adjusted funds from operations attributable to common stockholders - diluted ("AFFO")[1]	$53,333	$48,348	$48,399	$55,332	$63,361
AFFO per common share - diluted[1]	$1.88	$1.71	$1.71	$1.94	$2.22
Common stock dividend per share[2]	$1.90	$1.90	$1.90	$1.90	$1.90
AFFO Payout Ratio[3]	101%	111%	111%	98%	86%
Total Invested Capital[4]	$2.5B	$2.5B	$2.5B	$2.5B	$2.5B
% Leased - Operating Portfolio	96.7%	95.8%	98.6%	98.4%	98.3%

Total Revenues



$76,744
$71,722
$62,891
$64,685
$66,657
4Q2024
1Q2025
2Q2025
3Q2025
4Q2025

Normalized FFO[1]



$2.05
$1.85
$1.60
$1.60
$1.78
4Q2024
1Q2025
2Q2025
3Q2025
4Q2025

AFFO[1]



$2.22
$1.94
$1.71
$1.71
$1.88
4Q2024
1Q2025
2Q2025
3Q2025
4Q2025

Note: Dollars in thousands except for $/share or otherwise noted. All per share amounts are shown on a diluted basis.
1) Refer to "FFO, Normalized FFO, and AFFO Reconciliation" for additional details.
2) Reflects quarterly common stock dividend declared in the quarter.
3) Calculated by dividing the common stock dividend declared per share by AFFO per common share - diluted.
4) Dollars in billions.

Balance Sheet

(In thousands, except share and per share amounts)	December 31, 2025	December 31, 2024
Assets		
Real estate, at cost:		
Land	$146,320	$146,772
Buildings and improvements	2,269,597	2,230,807
Construction in progress	40,593	62,393
Total real estate, at cost	2,456,510	2,439,972
Less accumulated depreciation	(343,062)	(271,190)
Net real estate held for investment	2,113,448	2,168,782
Life science investments	152,665	-
Construction loan receivable	22,800	22,800
Cash and cash equivalents	47,597	146,245
Investments	-	5,000
Right of use office lease asset	509	946
In-place lease intangible assets, net	6,366	7,385
Other assets, net	27,473	26,889
Total assets	$2,370,858	$2,378,047
Liabilities and stockholders' equity		
Liabilities:		
Notes due 2026, net	$290,602	$297,865
Revolving credit facilities	102,500	-
Building improvements and construction funding payable	2,964	10,230
Accounts payable and accrued expenses	10,870	10,561
Dividends payable	54,913	54,817
Rent received in advance and tenant security deposits	50,307	57,176
Other liabilities	10,698	11,338
Total liabilities	522,854	441,987
Stockholders' equity:		
Preferred stock, par value $0.001 per share, 50,000,000 shares authorized: 9.00% Series A cumulative redeemable preferred stock, liquidation preference of $25.00 per share, 2,019,525 and 1,002,673 shares issued and outstanding at December 31, 2025 and December 31, 2024, respectively	47,780	23,632
Common stock, par value $0.001 per share, 50,000,000 shares authorized: 28,022,975 and 28,331,833 shares issued and outstanding at December 31, 2025 and December 31, 2024, respectively	28	28
Additional paid-in capital	2,113,184	2,124,113
Dividends in excess of earnings	(312,988)	(211,713)
Total stockholders' equity	1,848,004	1,936,060
Total liabilities and stockholders' equity	$2,370,858	$2,378,047

Net Income

(In thousands, except share and per share amounts)	For the Three Months Ended December 31,		For the Years Ended December 31,	
	2025	2024	2025	2024
Revenues:				
Rental (including tenant reimbursements)	$66,631	$76,717	$265,486	$306,936
Other	26	27	469	1,581
Total revenues	66,657	76,744	265,955	308,517
Expenses:				
Property expenses	7,980	7,605	30,177	28,472
General and administrative expense	7,967	8,891	33,735	37,444
Depreciation and amortization expense	18,538	18,240	74,068	70,807
Impairment loss on real estate	-	-	3,527	-
Total expenses	34,485	34,736	141,507	136,723
Gain (loss) on sale of real estate	(326)	-	(326)	(3,449)
Income from operations	31,846	42,008	124,122	168,345
Interest and other income	6,721	2,553	14,320	10,988
Interest expense	(6,726)	(4,536)	(20,195)	(17,672)
Net income	31,841	40,025	118,247	161,661
Preferred stock dividends	(1,136)	(564)	(3,812)	(1,804)
Net income attributable to common stockholders	$30,705	$39,461	$114,435	$159,857
Net income attributable to common stockholders per share:				
Basic	$1.07	$1.38	$3.98	$5.58
Diluted	$1.06	$1.36	$3.93	$5.52
Weighted-average shares outstanding:				
Basic	27,913,384	28,254,565	28,005,228	28,226,402
Diluted	28,303,530	28,554,335	28,377,227	28,530,650

Statements of Cash Flows

(In thousands)	For the Years Ended December 31, 2025	2024
Cash flows from operating activities		
Net income	$118,247	$161,661
Adjustments to reconcile net income to net cash provided by (used in) operating activities		
Depreciation and amortization	74,068	70,807
Impairment loss on real estate	3,527	-
Loss (gain) on sale of real estate	326	3,449
Other non-cash adjustments	(275)	103
Paid-in-kind dividends and interest income on life science investments	(826)	
Stock-based compensation	10,132	17,317
Amortization of discounts on investments	-	(506)
Amortization of debt discount and issuance costs	1,999	1,669
Changes in assets and liabilities		
Other assets, net	(1,286)	126
Accounts payable, accrued expenses and other liabilities	(854)	6,002
Rent received in advance and tenant security deposits	(6,869)	(2,182)
Net cash provided by (used in) operating activities	198,189	258,446
Cash flows from investing activities		
Investments in real estate	(7,857)	(18,666)
Investments in life science financial instruments	(150,251)	-
Proceeds from sale of real estate asset	2,239	9,100
Funding of draws for improvements and construction	(23,432)	(63,084)
Funding of construction loan and other investments	-	(800)
Purchases of short-term investments	(5,258)	(45,110)
Maturities of short-term investments	10,258	62,564
Net cash provided by (used in) investing activities	(174,301)	(55,996)
Cash flows from financing activities		
Issuance of common stock, net of issuance costs	-	11,757
Repurchase of common stock	(20,108)	-
Issuance of preferred stock, net of issuance costs	24,148	9,623
Draws on revolving credit facilities	155,000	-
Repayments on revolving credit facilities	(52,500)	
Principal payment on debt	(8,697)	(4,436)
Payment of deferred financing costs	-	(567)
Dividends paid to common stockholders	(216,275)	(211,953)
Dividends paid to preferred stockholders	(3,240)	(1,578)
Taxes paid related to net share settlement of equity awards	(864)	(750)
Net cash provided by (used in) financing activities	(122,536)	(197,904)
Net increase (decrease) in cash and cash equivalents	(98,648)	4,546
Cash and cash equivalents, beginning of period	146,245	141,699
Cash and cash equivalents, end of period	$47,597	$146,245
Supplemental disclosure of cash flow information:		
Cash paid during the period for interest, net of interest capitalized	$17,412	$16,051
Supplemental disclosure of non-cash investing and financing activities:		
Accrual for current-period additions to real estate	$2,207	$9,722
Accrual for common and preferred stock dividends declared	54,913	54,817
Reclassification from other assets to real estate held for investment	-	3,152

FFO, Normalized FFO, and AFFO Reconciliation

	For the Three Months Ended December 31,		For the Years Ended December 31,	
(In thousands, except share and per share amounts)	2025	2024	2025	2024
Net income attributable to common stockholders	$30,705	$39,461	$114,435	$159,857
Real estate depreciation and amortization	18,538	18,240	74,068	70,807
Impairment loss on real estate	-	-	3,527	-
Loss on sale of real estate/(Disposition-contingent lease termination fee, net of loss on sale of real estate)[1]	326	-	326	(451)
FFO attributable to common stockholders (basic)	49,569	57,701	192,356	230,213
Cash and non-cash interest expense on Exchangeable Senior Notes	-	-	-	28
FFO attributable to common stockholders (diluted)	49,569	57,701	192,356	230,241
Litigation-related expense	585	268	2,008	788
Loss (gain) on partial repayment of Notes due 2026	-	-	(32)	-
Income on seller-financed notes[2]	223	30	(835)	1,104
Deferred lease payments received on sales-type leases[3]	-	568	25	4,938
Normalized FFO attributable to common stockholders (diluted)	50,377	58,567	193,522	237,071
Stock-based compensation	2,698	4,315	10,132	17,317
Non-cash interest expense	568	456	1,999	1,664
Non-cash accretion of life science investments	(333)	-	(333)	-
Above-market lease amortization	23	23	92	92
AFFO attributable to common stockholders (diluted)	$53,333	$63,361	$205,412	$256,144
FFO per common share - diluted	$1.75	$2.02	$6.78	$8.07
Normalized FFO per common share - diluted	$1.78	$2.05	$6.82	$8.31
AFFO per common share - diluted	$1.88	$2.22	$7.24	$8.98
Weighted average common shares outstanding - basic	27,913,384	28,254,565	28,005,228	28,226,402
Restricted stock and restricted stock units ("RSUs")	390,146	299,770	371,999	294,780
Dilutive effect of Exchangeable Senior Notes	-	-	-	9,468
Weighted average common shares outstanding - diluted	28,303,530	28,554,335	28,377,227	28,530,650

Note: During the year ended December 31, 2025, IIP revised its presentation of Normalized FFO to include two adjustments related to income on seller-financed notes and deferred lease payments received on sales-type leases that were previously reflected in adjusted funds from operations ("AFFO"), which has been reflected for all periods presented. Management believes this change better aligns the Company's presentation with its assessment of core operating performance and improves comparability with industry peers. Items included in calculating FFO that may be excluded in calculating Normalized FFO include certain transaction-related gains, losses, income or expense or other non-core amounts as they occur.

1) For the year ended December 31, 2024, amount reflects the $3.9 million disposition-contingent lease termination fee received concurrently with the sale of our property in Los Angeles, California, net of the loss on sale of real estate of $3.4 million.
2) Amounts represent non-refundable cash payments received pursuant to two seller-financed notes issued by IIP in connection with IIP's disposition of certain properties. As the transactions did not qualify for recognition as completed sales under GAAP, the payments were initially recorded as a deposit liability and included in other liabilities on IIP's consolidated balance sheet. For the year ended December 31, 2025, the negative amount resulted from the recognition of $2.6 million of non-refundable cash payments received as interest and other income in connection with the termination of one of the seller-financed notes.
3) Amount reflects the non-refundable lease payments received on two sales-type leases which are recognized as a deposit liability starting on January 1, 2024, and is included in other liabilities in our consolidated balance sheets as of December 31, 2025 and 2024, as the transaction did not qualify for recognition as a completed sale. Prior to the lease modifications on January 1, 2024, which extended the initial lease terms, the leases were classified as operating leases and the lease payments received were recognized as rental revenue and therefore, included in net income attributable to common stockholders.

EBITDA Reconciliation

(In thousands)	For the Three Months Ended December 31,		For the Years Ended December 31,	
	2025	2024	2025	2024
Net Income:	$31,841	$40,025	$118,247	$161,661
Adjustments for EBITDA:				
Interest Expense	6,726	4,536	20,195	17,672
Taxes (including corporate tax expense in G&A)	1	-	208	162
Depreciation and amortization expense	18,538	18,240	74,068	70,807
Above-market lease amortization	23	23	92	92
Corp. asset depreciation (included in G&A expense)	27	31	112	128
EBITDA	$57,156	$62,855	$212,922	$250,522
Adjustments for Adjusted EBITDA:				
Non-cash stock-based compensation expense	2,698	4,315	10,132	17,317
Impairment loss on real estate	-	-	3,527	3,449
(Gain) loss on sale of real estate	326	-	326	-
Income on seller-financed notes[(1)]	223	30	(835)	1,104
Deferred lease payments received on sales-type lease[(2)]	-	568	25	4,938
Adjusted EBITDA	$60,403	$67,768	$226,097	$277,330

1) Amounts represent non-refundable cash payments received pursuant to two seller-financed notes issued by IIP in connection with IIP's disposition of certain properties. As the transactions did not qualify for recognition as completed sales under GAAP, the payments were initially recorded as a deposit liability and included in other liabilities on IIP's consolidated balance sheet. For the year ended December 31, 2025, the negative amount resulted from the recognition of $2.6 million of non-refundable cash payments received as interest and other income in connection with the termination of one of the seller-financed notes.

2) Amount reflects the non-refundable lease payments received on two sales-type leases which are recognized as a deposit liability starting on January 1, 2024, and is included in other liabilities in our consolidated balance sheet as of December 31, 2025, as the transaction did not qualify for recognition as a completed sale. Prior to the lease modifications on January 1, 2024, which extended the initial lease terms, the leases were classified as operating leases and the lease payments received were recognized as rental revenue and therefore, included in net income attributable to common stockholders.

Historical Net Income

(In thousands, except share and per share amounts)	2025 4Q2025	2025 3Q2025	2025 2Q2025	2025 1Q2025	2024 4Q2024
Revenues:					
Rental (including tenant reimbursements)	$66,631	$64,292	$62,866	$71,697	$76,717
Other	26	393	25	25	27
Total revenues	66,657	64,685	62,891	71,722	76,744
Expenses:					
Property expenses	7,980	7,951	6,867	7,379	7,605
General and administrative expense	7,967	8,681	8,626	8,461	8,891
Depreciation and amortization expense	18,538	18,639	18,500	18,391	18,240
Impairment loss on real estate	-	-	-	3,527	-
Total expenses	34,485	35,271	33,993	37,758	34,736
Gain (loss) on sale of real estate	(326)	-	-	-	-
Income from operations	31,846	29,414	28,898	33,964	42,008
Interest and other income	6,721	4,416	1,570	1,613	2,553
Interest expense	(6,726)	(4,525)	(4,444)	(4,500)	(4,536)
Net income	31,841	29,305	26,024	31,077	40,025
Preferred stock dividends	(1,136)	(1,017)	(878)	(781)	(564)
Net income attributable to common stockholders	$30,705	$28,288	$25,146	$30,296	$39,461
Net income attributable to common stockholders per share:					
Basic	$1.07	$0.99	$0.87	$1.05	$1.38
Diluted	$1.06	$0.97	$0.86	$1.03	$1.36
Weighted-average shares outstanding:					
Basic	27,913,384	27,912,881	27,924,092	28,275,549	28,254,565
Diluted	28,303,530	28,303,600	28,317,693	28,588,022	28,554,335

Historical FFO, Normalized FFO, and AFFO Reconciliation

	2025				2024
(In thousands, except share and per share amounts)	4Q2025	3Q2025	2Q2025	1Q2025	4Q2024
Net income attributable to common stockholders	$30,705	$28,288	$25,146	$30,296	$39,461
Real estate depreciation and amortization	18,538	18,639	18,500	18,391	18,240
Impairment loss on real estate	-	-	-	3,527	-
Loss on sale of real estate	326	-	-	-	-
FFO attributable to common stockholders (diluted)	49,569	46,927	43,646	52,214	57,701
Litigation-related expense	585	604	413	406	268
Loss (gain) on partial repayment of Notes due 2026	-	-	-	(32)	-
Income on seller-financed notes[1]	223	(2,375)	1,164	153	30
Deferred lease payments received on sales-type leases[2]	-	-	5	20	568
Normalized FFO attributable to common stockholders (diluted)	50,377	45,156	45,228	52,761	58,567
Stock-based compensation	2,698	2,684	2,672	2,078	4,315
Non-cash interest expense	568	485	476	470	456
Non-cash accretion of life science investments	(333)	-	-	-	-
Above-market lease amortization	23	23	23	23	23
AFFO attributable to common stockholders (diluted)	$53,333	$48,348	$48,399	$55,332	$63,361
FFO per common share - diluted	$1.75	$1.66	$1.54	$1.83	$2.02
Normalized FFO per common share - diluted	$1.78	$1.60	$1.60	$1.85	$2.05
AFFO per common share - diluted	$1.88	$1.71	$1.71	$1.94	$2.22
Weighted average common shares outstanding - basic	27,913,384	27,912,881	27,924,092	28,275,549	28,254,565
Restricted stock and RSUs	390,146	390,719	393,601	312,473	299,770
Weighted average common shares outstanding - diluted	28,303,530	28,303,600	28,317,693	28,588,022	28,554,335

Note: During the year ended December 31, 2025, IIP revised its presentation of Normalized FFO to include two adjustments related to income on seller-financed notes and deferred lease payments received on sales-type leases that were previously reflected in adjusted funds from operations ("AFFO"), which has been reflected for all periods presented. Management believes this change better aligns the Company's presentation with its assessment of core operating performance and improves comparability with industry peers. Items included in calculating FFO that may be excluded in calculating Normalized FFO include certain transaction-related gains, losses, income or expense or other non-core amounts as they occur.

1) Amounts represent non-refundable cash payments received pursuant to two seller-financed notes issued by IIP in connection with IIP's disposition of certain properties. As the transactions did not qualify for recognition as completed sales under GAAP, the payments were initially recorded as a deposit liability and included in other liabilities on IIP's consolidated balance sheet. For the three months ended September 30, 2025, the negative amount resulted from the recognition of $2.6 million of non-refundable cash payments received as interest and other income in connection with the termination of one of the seller-financed notes.
2) Amount reflects the non-refundable lease payments received on two sales-type leases which are recognized as a deposit liability starting on January 1, 2024, and is included in other liabilities in our consolidated balance sheet as of December 31, 2025, as the transaction did not qualify for recognition as a completed sale. Prior to the lease modifications on January 1, 2024, which extended the initial lease terms, the leases were classified as operating leases and the lease payments received were recognized as rental revenue and therefore, included in net income attributable to common stockholders.

Historical EBITDA Reconciliation

(In thousands)	2025				2024
	4Q2025	3Q2025	2Q2025	1Q2025	4Q2024
Net Income	$31,841	$29,305	$26,024	$31,077	$40,025
Adjustments for EBITDA:					
Interest Expense	6,726	4,525	4,444	4,500	4,536
Taxes (including corporate tax expense in G&A)	1	(2)	88	121	-
Depreciation and amortization expense	18,538	18,639	18,500	18,391	18,240
Above-market lease amortization	23	23	23	23	23
Corp. asset depreciation (included in G&A expense)	27	27	27	31	31
EBITDA	$57,156	$52,517	$49,106	$54,143	$62,855
Adjustments for Adjusted EBITDA:					
Non-cash stock-based compensation expense	2,698	2,684	2,672	2,078	4,315
Impairment loss on real estate	-	-	-	3,527	-
(Gain) loss on sale of real estate	326	-	-	-	-
Income on seller-financed notes[1]	223	(2,375)	1,164	153	30
Deferred lease payments received on sales-type lease[2]	-	-	5	20	568
Adjusted EBITDA	$60,403	$52,826	$52,947	$59,921	$67,768

1) Amounts represent non-refundable cash payments received pursuant to two seller-financed notes issued by IIP in connection with IIP's disposition of certain properties. As the transactions did not qualify for recognition as completed sales under GAAP, the payments were initially recorded as a deposit liability and included in other liabilities on IIP's consolidated balance sheet. For the three months ended September 30, 2025, the negative amount resulted from the recognition of $2.6 million of non-refundable cash payments received as interest and other income in connection with the termination of one of the seller-financed notes.

2) Amount reflects the non-refundable lease payments received on two sales-type leases which are recognized as a deposit liability starting on January 1, 2024, and is included in other liabilities in our consolidated balance sheet as of December 31, 2025, as the transaction did not qualify for recognition as a completed sale. Prior to the lease modifications on January 1, 2024, which extended the initial lease terms, the leases were classified as operating leases and the lease payments received were recognized as rental revenue and therefore, included in net income attributable to common stockholders.

Highlights

PORTFOLIO COMPOSITION



LIFE SCIENCES
6.6%
OTHER
0.2%
$320M
BASE RENT
/ INTEREST(1)
CANNABIS
93.2%

$2.5B
Real Estate[2]

$320M
Base Rent / Interest[1]

97%
Leased Operating Portfolio

$270M
Financial Commitment to Life Science[3]

PORTFOLIO HIGHLIGHTS

111
Properties

38
Tenants

12.8 Years
Weighted Average Lease Length

8.9M
Total Square Feet[4]

Note: As of December 31, 2025. Refer to "Definitions" for additional details.
1) Based on "Annualized Base Rent and Income from Loans and Securities ("Base Rent / Interest")".
2) Dollars in billions. Based on "Total Invested Capital".
3) $150 million of which was invested as of December 31, 2025.
4) Includes 303,000 square feet under development or redevelopment.

Geographic Concentration – Real Estate Portfolio

111	8.9M	$2.5B	19
Properties	Square Feet[(1)]	Invested Capital[(2)]	States



% ABR
0-5%
5-10%
10-15%

State	% of ABR[(3)]
PA	14.7%
IL	13.7%
MA	11.7%
NY	11.3%
FL	10.6%
MI	7.6%
OH	6.1%
NJ	4.7%
MD	4.7%
CA	4.3%
Other	10.6%
Total	**100.0%**

Note: As of December 31, 2025, values in thousands except for property count, $/PSF, or otherwise noted. Refer to "Definitions" for additional details.
1) Includes 303,000 square feet under development or redevelopment.
2) Dollars in billions. Based on "Total Invested Capital".
3) Based on "Annualized Base Rent".

Annualized Base Rent and Income From Loans and Securities

Annualized Base Rent

#	Tenant	IIP Portfolio Annualized Base Rent (ABR)[1] $	%	Square Feet[2]	# of Leases
1	Ascend Wellness Holdings	$31,393	10.7%	624	4
2	PharmaCann[3]	29,112	9.9%	364	7
3	Green Thumb Industries	22,994	7.8%	664	3
4	Curaleaf	20,986	7.1%	582	8
5	Trulieve	19,958	6.8%	740	6
6	The Cannabist Company	18,581	6.3%	588	21
7	4Front Ventures[4]	18,195	6.2%	488	4
8	Holistic Industries	17,262	5.9%	298	4
9	Cresco Labs	17,126	5.8%	379	5
10	Parallel	16,362	5.6%	593	2
	Other	82,075	27.9%	3,548	39
	Total	**$294,044**	**100.0%**	**8,868**	**103**

Income Composition[5]


8.2%
25.6%
66.2%
$320M
BASE RENT / INTEREST(5)
Top 10 Tenants
Other RE
Income from Loans and Securities

Annualized Base Rent and Income From Loans and Securities

	Total Commitments As of 12/31/2025	Principal Amount Outstanding	Maturity / Wtd. Avg. Maturity	Blended Interest Rate	Annualized Income
Annualized Income from Loans and Securities					
Senior Secured Notes	$31,500	$31,300	1.4 Years	16.7%	$5,218
Revolving Credit Facility	100,000	100,378	2.8 Years	13.5%	13,551
Preferred Equity	170,000	50,444	Perpetual	15.0%	7,567
Total / Weighted Average	**$301,500**	**$182,123**	**2.4 Years**	**14.5%**	**$26,336**
Total Annualized Base Rent and Income from Loans and Securities					**$320,380**

1) Dollars in thousands.
2) Square feet in thousands.
3) These leases are in default, as disclosed in our 8-K filed on March 14, 2025, though such defaults are limited to the cross-default provisions under certain retail leases in Colorado.
4) These leases are in default, as disclosed in our 8-K filed on March 28, 2025. Includes one property acquired in January 2022 for $16.0 million, which did not satisfy the requirements for sale leaseback accounting, and therefore, the transaction is recognized as a note receivable and is included in other assets, net on our consolidated balance sheet.
5) Based on "Annualized Base Rent and Income from Loans and Securities ("Base Rent / Interest")".

Capital Commitments and Dispositions

Fourth Quarter Dispositions

State	Closing / Execution	Rentable Square Feet	Sale Price[1]	Total Sale / PSF
Dispositions				
Colorado	Dec-25	4	522	130
Total / Wtd. Avg.		**4**	**$522**	**$130**

Two Year Capital Commitment History[2]



Real Estate
Loans and Securities
$16,000
$49,100
-
$5,570
$7,750
-
$270,000
-
1Q2024
2Q2024
3Q2024
4Q2024
1Q2025
2Q2025
3Q2025
4Q2025

Note: Values in thousands. For real estate, capital commitments consist of purchase prices of acquisitions and commitments to fund construction and improvements at properties made during the applicable period. Excludes transaction costs and commitments related to senior secured loans.

1) Excludes transaction costs.

2) The 2Q 2024 TI commitment for AYR Florida was reduced by $2.5 million following an amendment to the lease in 1Q 2025.

Leasing Summary

2025 Leasing Activity as of December 31, 2025

Tenant	State	Execution	# of Leases	Rentable Square Feet #	Rentable Square Feet % of Total Portfolio
Non-Cannabis Tenant	California	Jan-25	1	6	0%
Berry Green	Michigan	Apr-25	1	205	2%
North Palm Springs CA (Undisclosed Tenant)	California	Nov-25	1	70	1%
Perpetual Brands	Massachusetts	Nov-25	1	58	1%
Total			**4**	**339**	**4%**

Lease Expiration Schedule as of December 31, 2025[1]

Representing $294 Million in Annualized Base Rent



0%
0%
1%
1%
5%
1%
0%
2%
9%
9%
71%
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
Thereafter

	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	Thereafter
Expiring Leases	1	1	4	2	5	5	1	14	14	14	42

Note: Rentable square feet values in thousands.
1) As a % of annualized base rent.

Property List

#	Tenant	State	City	Date Acquired	% Leased	Square Feet: In Place[(1)]	Square Feet: Under Dev. / Redev.[(2)]	Square Feet: Total	Invested / Committed Capital $: Invested	Invested / Committed Capital $: Committed	Invested / Committed Capital $: Total $	Total $ / Square Feet
	Operating: Cannabis - Industrial											
1	3241-3247 Needles	California	Needles	9/11/2019	-	46	-	46	$10,100	-	$10,100	$220
2	3253 Needles Hwy.	California	Needles	8/29/2019	-	20	-	20	4,841	-	4,841	242
3	4Front Ventures	Illinois	Matteson	8/3/2021	100.0%	250	-	250	71,684	-	71,684	287
4	4Front Ventures	Washington	Olympia	12/17/2020	100.0%	114	-	114	17,500	-	17,500	154
5	4Front Ventures*	Massachusetts	Holliston	1/28/2022	100.0%	57	-	57	16,000	-	16,000	281
6	Ascend Wellness Holdings	Illinois	Barry	12/21/2018	100.0%	166	-	166	71,000	-	71,000	428
7	Ascend Wellness Holdings	Massachusetts	Athol	4/2/2020	100.0%	199	-	199	63,900	-	63,900	321
8	Ascend Wellness Holdings	New Jersey	Franklin	2/10/2022	100.0%	114	-	114	55,000	-	55,000	482
9	Ascend Wellness Holdings	Michigan	Lansing	7/2/2019	100.0%	145	-	145	24,150	-	24,150	167
10	AYR Wellness	Florida	Ocala	6/7/2024	100.0%	145	-	145	37,006	3,494	40,500	279
11	AYR Wellness	Ohio	Akron	5/14/2019	100.0%	11	-	11	3,550	-	3,550	323
12	Battle Green	Ohio	Columbus	3/3/2023	100.0%	157	-	157	46,429	71	46,500	296
13	Berry Green	Michigan	Warren	10/9/2019	100.0%	205	-	205	83,595	-	83,595	408
14	Calyx Peak	Missouri	Smithville	9/17/2021	100.0%	85	-	85	28,250	-	28,250	332
15	Cresco Labs	Michigan	Marshall	4/22/2020	100.0%	115	-	115	32,000	-	32,000	278
16	Cresco Labs	Illinois	Kankakee	10/22/2019	100.0%	51	-	51	25,496	104	25,600	502
17	Cresco Labs	Illinois	Joliet	10/22/2019	100.0%	39	-	39	20,950	-	20,950	537
18	Cresco Labs	Ohio	Yellow Springs	1/24/2020	100.0%	50	-	50	13,545	-	13,545	271
19	Curaleaf	Pennsylvania	Chambersburg	12/20/2019	100.0%	179	-	179	60,889	751	61,640	344
20	Curaleaf	Illinois	Litchfield	10/30/2019	100.0%	127	-	127	40,000	-	40,000	315
21	Curaleaf	New Jersey	Blue Anchor	7/13/2020	100.0%	123	-	123	35,000	-	35,000	285
22	Curaleaf	Massachusetts	Webster	9/1/2022	100.0%	108	-	108	21,500	-	21,500	199
23	Curaleaf	North Dakota	Fargo	12/20/2019	100.0%	33	-	33	12,190	-	12,190	369
24	Curran Highway	Massachusetts	North Adams	5/26/2021	-	71	-	71	26,800	-	26,800	377
25	East Mazon Avenue	Illinois	Dwight	10/30/2019	-	66	-	66	28,000	-	28,000	424
26	Gold Flora	California	Desert Hot Springs	10/15/2021	100.0%	204	-	204	63,500	-	63,500	311
27	Gold Flora	California	Palm Springs	4/16/2019	100.0%	56	-	56	35,530	-	35,530	634
28	Green Thumb Industries	Pennsylvania	Danville	11/12/2019	100.0%	300	-	300	94,600	-	94,600	315
29	Green Thumb Industries	Illinois	Oglesby	3/6/2020	100.0%	266	-	266	50,000	-	50,000	188
30	Green Thumb Industries	Ohio	Toledo	1/31/2020	100.0%	98	-	98	32,200	-	32,200	329
31	Holistic Industries	Maryland	Capitol Heights	5/26/2017	100.0%	72	-	72	33,719	31	33,750	469
32	Holistic Industries	Pennsylvania	New Castle	6/10/2020	100.0%	108	-	108	25,629	21	25,650	238
33	Holistic Industries	Massachusetts	Monson	7/12/2018	100.0%	55	-	55	19,750	-	19,750	359
34	Jushi	Pennsylvania	Scranton	4/6/2018	100.0%	145	-	145	45,800	-	45,800	316
35	Lume Cannabis Company	Michigan	Dimondale	8/2/2018	100.0%	56	-	56	17,634	165	17,799	318
36	Maryland Cultivation Processing (MCP)	Maryland	Hagerstown	4/13/2022	100.0%	87	-	87	25,000	-	25,000	287
37	Maryland Cultivation Processing (MCP)	Maryland	Hagerstown	10/2/2024	100.0%	23	-	23	5,570	-	5,570	242
38	Mitten Extracts	Michigan	Dimondale	4/16/2021	100.0%	201	-	201	72,079	-	72,079	359
39	Parallel	Florida	Lakeland	9/18/2020	100.0%	220	-	220	56,400	-	56,400	256
40	Parallel	Florida	Wimauma	3/11/2020	100.0%	373	-	373	51,500	-	51,500	138
41	Perpetual Brands	Massachusetts	Holliston	5/31/2018	100.0%	58	-	58	31,141	42	31,183	538
42	PharmaCann	New York	Hamptonburgh	12/19/2016	100.0%	186	48	234	130,628	-	130,628	558
43	PharmaCann	Pennsylvania	Olyphant	8/7/2019	100.0%	56	-	56	28,000	-	28,000	500
44	PharmaCann	Ohio	Buckeye Lake	3/13/2019	100.0%	58	-	58	20,000	-	20,000	345
45	Sacramento CA (Undisclosed Tenant)	California	Sacramento	2/8/2019	100.0%	43	-	43	12,710	-	12,710	296
46	Texas Original	Texas	Bastrop	6/14/2022	100.0%	75	-	75	21,500	500	22,000	293
47	The Cannabist Company	Pennsylvania	Saxton	5/20/2019	100.0%	270	-	270	42,891	109	43,000	159
48	The Cannabist Company	New Jersey	Vineland	7/16/2020	100.0%	50	-	50	11,820	-	11,820	236
49	The Cannabist Company	Colorado	Denver	10/30/2018	100.0%	58	-	58	11,250	-	11,250	194
50	The Cannabist Company	Colorado	Denver	12/14/2021	100.0%	18	-	18	9,917	-	9,917	551
51	The Cannabist Company	Colorado	Denver	12/14/2021	100.0%	12	-	12	3,276	-	3,276	273

Note: Subtotals and Totals include fractional amounts. Square footage and dollars in thousands except for $/PSF. "Industrial" reflects facilities utilized or expected to be utilized for regulated cannabis cultivation, processing and/or distribution activities, which can consist of industrial and/or greenhouse space. Data as of December 31, 2025.

*This property did not satisfy the requirements for sale-leaseback accounting and therefore, the transaction is recognized as a note receivable and is included in other assets, net on our consolidated balance sheet.

1) Existing square footage for properties where there is no active development or redevelopment.
2) Estimated square footage upon completion of development or redevelopment.

Property List (Continued)

# Tenant	State	City	Date Acquired	% Leased	Square Feet: In Place[1]	Square Feet: Under Dev. / Redev.[2]	Square Feet: Total	Invested / Committed Capital $: Invested	Invested / Committed Capital $: Committed	Invested / Committed Capital $: Total $	Total $ / Square Feet
52 The Pharm	Arizona	Willcox	12/15/2017	100.0%	358	-	358	$20,000	-	$20,000	$56
53 TILT Holdings	Pennsylvania	White Haven	2/15/2023	100.0%	58	-	58	15,000	-	15,000	259
54 Non-Cannabis Tenant**	Pennsylvania	Pittsburgh	5/13/2021	100.0%	239	-	239	68,348	84	68,432	286
55 Trulieve	Massachusetts	Holyoke	7/26/2019	100.0%	150	-	150	43,500	-	43,500	290
56 Trulieve	Florida	Alachua	1/22/2021	100.0%	295	-	295	41,650	-	41,650	141
57 Trulieve	Maryland	Hancock	8/13/2021	100.0%	115	-	115	29,515	-	29,515	257
58 Trulieve	Florida	Quincy	10/23/2019	100.0%	120	-	120	17,000	-	17,000	142
59 Trulieve***	Nevada	Las Vegas	7/12/2019	100.0%	43	-	43	9,600	-	9,600	223
60 Trulieve	Arizona	Cottonwood	4/27/2022	100.0%	17	-	17	5,238	-	5,238	308
61 Verdant	California	Cathedral City	3/25/2022	100.0%	23	-	23	15,250	-	15,250	663
62 Verdant	Maryland	Frederick	2/21/2025	100.0%	22	-	22	7,750	-	7,750	352
63 Vireo	New York	Perth	10/23/2017	100.0%	389	-	389	81,358	-	81,358	209
64 Vireo	Minnesota	Otsego	11/8/2017	100.0%	89	-	89	9,710	-	9,710	109
65 North Palm Springs CA (Undisclosed Tenant)	California	North Palm Springs	5/12/2020	100.0%	70	-	70	18,107	-	18,107	259
Operating: Cannabis - Industrial Subtotal / Wtd. Avg.				**96.8%**	**7,812**	**48**	**7,860**	**$2,183,446**	**$5,372**	**$2,188,817**	**$278**
Operating: Cannabis - Retail											
66 1804 Needles	California	Needles	8/29/2019	-	6	-	6	$888	-	$888	$148
67 Curaleaf	North Dakota	Dickinson	12/14/2021	100.0%	5	-	5	2,045	-	2,045	409
68 Curaleaf	North Dakota	Devils Lake	12/14/2021	100.0%	4	-	4	1,614	-	1,614	404
69 Curaleaf	Pennsylvania	Bradford	12/14/2021	100.0%	3	-	3	1,058	-	1,058	353
70 Green Peak (Skymint)	Michigan	East Lansing	10/25/2019	100.0%	3	-	3	3,372	28	3,400	1,133
71 Green Peak (Skymint)	Michigan	Flint	11/4/2019	100.0%	6	-	6	2,180	-	2,180	363
72 PharmaCann	Colorado	Commerce City	2/21/2020	100.0%	5	-	5	2,300	-	2,300	460
73 PharmaCann	Colorado	Aurora	12/14/2021	100.0%	2	-	2	1,674	-	1,674	837
74 PharmaCann	Colorado	Berthoud	12/14/2021	100.0%	6	-	6	1,406	-	1,406	234
75 PharmaCann	Colorado	Pueblo	2/19/2020	100.0%	3	-	3	1,049	-	1,049	350
76 Schwazze	Colorado	Ordway	12/14/2021	100.0%	2	-	2	400	-	400	200
77 Schwazze	Colorado	Rocky Ford	12/14/2021	100.0%	13	-	13	400	-	400	31
78 Schwazze	Colorado	Las Animas	12/14/2021	100.0%	2	-	2	400	-	400	200
79 South Cedar Street	Michigan	Lansing	11/4/2019	-	14	-	14	2,225	-	2,225	159
80 South Mason Drive	Michigan	Newaygo	11/8/2019	-	2	-	2	995	-	995	498
81 The Cannabist Company	Colorado	Denver	12/14/2021	100.0%	4	-	4	7,338	-	7,338	1,834
82 The Cannabist Company	Colorado	Pueblo	12/14/2021	100.0%	6	-	6	4,878	-	4,878	813
83 The Cannabist Company	Colorado	Aurora	12/14/2021	100.0%	5	-	5	4,229	-	4,229	846
84 The Cannabist Company	Colorado	Glenwood Springs	12/14/2021	100.0%	4	-	4	4,187	-	4,187	1,047
85 The Cannabist Company	Colorado	Fort Collins	12/14/2021	100.0%	5	-	5	3,977	-	3,977	795
86 The Cannabist Company	Colorado	Aurora	12/14/2021	100.0%	4	-	4	3,601	-	3,601	900
87 The Cannabist Company	New Jersey	Vineland	7/16/2020	100.0%	4	-	4	2,165	-	2,165	541
88 The Cannabist Company	Colorado	Aurora	12/14/2021	100.0%	5	-	5	1,991	-	1,991	398
89 The Cannabist Company	Colorado	Englewood	12/14/2021	100.0%	4	-	4	1,778	-	1,778	445
90 The Cannabist Company	Colorado	Trinidad	12/14/2021	100.0%	9	-	9	1,728	-	1,728	192
91 The Cannabist Company	Colorado	Silver Plume	12/14/2021	100.0%	4	-	4	1,444	-	1,444	361
92 The Cannabist Company	Colorado	Black Hawk	12/14/2021	100.0%	4	-	4	1,321	-	1,321	330
93 The Cannabist Company	Colorado	Edgewater	12/14/2021	100.0%	5	-	5	1,089	-	1,089	218
94 The Cannabist Company	Colorado	Sheridan	12/14/2021	100.0%	2	-	2	890	-	890	445
95 The Pharm	Arizona	Phoenix	9/19/2019	100.0%	2	-	2	2,500	-	2,500	1,250
96 Verano	Pennsylvania	Harrisburg	3/23/2022	100.0%	3	-	3	2,750	-	2,750	917
97 Wilder Road	Michigan	Bay City	11/4/2019	-	4	-	4	1,740	-	1,740	435
Operating: Cannabis - Retail Subtotal / Wtd. Avg.				**91.6%**	**150**	**-**	**150**	**$69,611**	**$28**	**$69,638**	**$464**

Note: Subtotals and Totals include fractional amounts. Square footage and dollars in thousands except for $/PSF. "Industrial" reflects facilities utilized or expected to be utilized for regulated cannabis cultivation, processing and/or distribution activities, which can consist of industrial and/or greenhouse space. Data as of December 31, 2025.

**Includes an additional two non-cannabis tenants currently occupying 79,000 sqft.

***Harvest Health & Recreation Inc., which is a subsidiary of Trulieve Inc., executed a lease guaranty in favor of IIP for tenant's obligations at the property.

1) Existing square footage for properties where there is no active development or redevelopment.
2) Estimated square footage upon completion of development or redevelopment.

Property List (Continued)

#	Tenant	State	City	Date Acquired	% Leased	Square Feet: In Place[1]	Square Feet: Under Dev. / Redev.[2]	Square Feet: Total	Invested / Committed Capital $: Invested	Invested / Committed Capital $: Committed	Invested / Committed Capital $: Total $	Total $ / Square Feet
	Operating: Cannabis - Industrial / Retail											
98	4Front Ventures	Massachusetts	Georgetown	12/17/2020	100.0%	67	-	67	$15,500	-	$15,500	$231
99	Cresco Labs	Massachusetts	Fall River	6/30/2020	100.0%	124	-	124	27,624	1,126	28,750	232
100	Holistic Industries	Michigan	Madison Heights	9/1/2020	100.0%	63	-	63	28,500	-	28,500	452
101	Kaya Cannabis	Colorado	Denver	12/14/2021	100.0%	6	-	6	1,299	-	1,299	217
102	Schwazze	Colorado	Pueblo	12/14/2021	100.0%	8	-	8	2,165	-	2,165	271
103	Sozo	Michigan	Warren	5/14/2021	100.0%	85	-	85	17,230	-	17,230	203
104	The Cannabist Company	Virginia	Richmond	1/15/2020	100.0%	82	-	82	19,750	-	19,750	241
105	The Cannabist Company	Colorado	Denver	12/14/2021	100.0%	33	-	33	8,206	-	8,206	249
106	TILT Holdings	Massachusetts	Taunton	5/16/2022	100.0%	104	-	104	40,000	-	40,000	385
	Operating: Cannabis - Industrial / Retail Subtotal / Wtd. Avg.				**100.0%**	**572**	**-**	**572**	**$160,274**	**$1,126**	**$161,400**	**$282**
	Operating: Non-Cannabis											
107	2103 Broadway	California	Needles	8/29/2019	-	7	-	7	$1,471	-	$1,471	$210
108	Non-Cannabis Tenant	Michigan	Traverse City	11/25/2019	100.0%	2	-	2	1,272	-	1,272	636
109	Non-Cannabis Tenant	California	Palm Springs	4/16/2019	54.5%	22	-	22	5,788	-	5,788	263
	Operating: Non-Cannabis Subtotal / Wtd. Avg.				**51.9%**	**31**	**-**	**31**	**$8,531**	**-**	**$8,531**	**$275**
	Operating Portfolio Total / Wtd. Avg.				**96.7%**	**8,565**	**48**	**8,613**	**$2,421,861**	**$6,525**	**$2,428,386**	**$282**
	Dev. / Redev. Properties[3]											
110	Inland Center Drive	California	San Bernardino	11/16/2020	-	-	192	192	$35,819	-	$35,819	$187
111	Leah Avenue	Texas	San Marcos	3/10/2021	-	-	63	63	8,231	-	8,231	131
	Dev. / Redev. Properties / Wtd. Avg.				**-**	**-**	**255**	**255**	**$44,050**	**-**	**$44,050**	**$173**
	Total Portfolio / Wtd. Avg.				**95.0%**	**8,565**	**303**	**8,868**	**$2,465,911**	**$6,525**	**$2,472,436**	**$279**
	State Subtotal / Wtd. Avg.											
1		*Pennsylvania*			*100.0%*	*1,361*	*-*	*1,361*	*$384,965*	*$965*	*$385,930*	*$284*
2		*Illinois*			*90.9%*	*965*	*-*	*965*	*$307,131*	*$104*	*$307,234*	*$318*
3		*Massachusetts*			*91.3%*	*993*	*-*	*993*	*$305,715*	*$1,168*	*$306,883*	*$309*
4		*Michigan*			*98.3%*	*901*	*-*	*901*	*$286,972*	*$193*	*$287,164*	*$319*
5		*New York*			*100.0%*	*575*	*48*	*623*	*$211,986*	*-*	*$211,986*	*$340*
6		*Florida*			*100.0%*	*1,153*	*-*	*1,153*	*$203,556*	*$3,494*	*$207,050*	*$180*
7		*California*			*72.7%*	*497*	*192*	*689*	*$204,003*	*-*	*$204,003*	*$296*
8		*Ohio*			*100.0%*	*374*	*-*	*374*	*$115,724*	*$71*	*$115,795*	*$310*
9		*New Jersey*			*100.0%*	*291*	*-*	*291*	*$103,985*	*-*	*$103,985*	*$357*
10		*Maryland*			*100.0%*	*319*	*-*	*319*	*$101,554*	*$31*	*$101,585*	*$318*
11		*Colorado*			*100.0%*	*229*	*-*	*229*	*$82,192*	*-*	*$82,192*	*$359*
12		*Texas*			*72.8%*	*75*	*63*	*138*	*$29,731*	*$500*	*$30,231*	*$219*
13		*Missouri*			*100.0%*	*85*	*-*	*85*	*$28,250*	*-*	*$28,250*	*$332*
14		*Arizona*			*100.0%*	*377*	*-*	*377*	*$27,737*	*-*	*$27,737*	*$74*
15		*Virginia*			*100.0%*	*82*	*-*	*82*	*$19,750*	*-*	*$19,750*	*$241*
16		*Washington*			*100.0%*	*114*	*-*	*114*	*$17,500*	*-*	*$17,500*	*$154*
17		*North Dakota*			*100.0%*	*42*	*-*	*42*	*$15,849*	*-*	*$15,849*	*$377*
18		*Minnesota*			*100.0%*	*89*	*-*	*89*	*$9,710*	*-*	*$9,710*	*$109*
19		*Nevada*			*100.0%*	*43*	*-*	*43*	*$9,600*	*-*	*$9,600*	*$223*

Note: Subtotals and Totals include fractional amounts. Square footage and dollars in thousands except for $/PSF. "Industrial" reflects facilities utilized or expected to be utilized for regulated cannabis cultivation, processing and/or distribution activities, which can consist of industrial and/or greenhouse space. Data as of December 31, 2025.

1) Existing square footage for properties where there is no active development or redevelopment.
2) Estimated square footage upon completion of development or redevelopment.
3) Represents properties that are not included in the Company's operating portfolio.

Loans and Securities

# Investment	Loan/ Security Type	Origination Date	Maturity / Wtd. Avg. Maturity	Principal Amount Outstanding	Loans / Securities Commitment
1 Coachella Construction Financing	Senior Secured Notes	6/25/2021	1.0 Years	$22,800	$23,000
2 Harris Township Seller Financing[1]	Senior Secured Notes	4/25/2025	2.3 Years	8,500	8,500
3 IQHQ	Revolving Credit Facility	9/30/2025	2.8 Years	100,378	100,000
4 IQHQ	Preferred Equity	9/30/2025	Perpetual	50,444	170,000
Loans and Securities Portfolio Total / Wtd. Avg.			**2.4 Years**	**$182,123**	**$301,500**



RIVIAN



Note: Loan list maturity does not include available loan extensions. Dollars in thousands.

1) Relates to the seller-financed note issued to us by the buyer in connection with our disposition of a property in Michigan. The transaction did not qualify for recognition as a completed sale in accordance with GAAP and therefore, we have not derecognized the assets transferred and have not recognized the seller-financed note on our consolidated balance sheet.

Capital and Key Metrics

Capitalization	As of December 31, 2025
Common Shares Outstanding	28,022,975
Share Price	$47.36
Equity Market Capitalization	**$1,327,168**
Series A Preferred Stock:	
Redemption price per share	$25.00
Shares outstanding	2,019,525
Total Preferred Equity	**$50,488**
Senior Secured Debt	$102,500
Senior Unsecured Debt	$291,215
Total Debt	**$393,715**
Total Market Capitalization	**$1,771,371**
Less: Cash & Cash Equivalents	$47,597
Total Enterprise Value	**$1,723,774**

Total Liquidity	As of December 31, 2025
Revolving Credit Facility Capacity	$60,000
Cash & Cash Equivalents	$47,597
Total Liquidity	**$107,597**

Investment Grade Bond Covenants[1]	Thresholds	As of December 31, 2025
Total Debt to Adjusted Total Assets	< 60%	14%
Secured Debt to Adjusted Total Assets	< 40%	4%
Debt Service Coverage Ratio	> 1.5x	10.4x
Total Unencumbered Assets to Unsecured Debt	> 150%	818%

IIPR Issuer Credit Ratings
Egan Jones: BBB+

4Q2025 Net Leverage	As of December 31, 2025
4Q2025 Adjusted EBITDA	$60,403
Annualized 4Q2025 Adjusted EBITDA[2]	$241,612
Net Debt	$346,118
LQA Net Leverage Ratio[3]	**1.4x**

1) Calculated in accordance with the indenture governing the Notes due 2026, included in the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 25, 2021.
2) Annualized Adjusted EBITDA is calculated by multiplying the adjusted EBITDA by 4.
3) LQA Net Leverage Ratio is calculated by dividing net debt by annualized adjusted EBITDA.

Debt Detail

Investment	Maturity Date	Maturity / Wtd. Avg. Maturity	Coupon Rate	Effective Rate	As of December 31, 2025
Senior Secured Debt					
Revolving Credit Facility 1[1]	Oct-26	0.8 Years	Prime + Spread	9.00%	$27,500
Revolving Credit Facility 2[2]	Oct-28	2.8 Years	SOFR + 2.00%	6.10%	$75,000
Total Senior Secured Debt		**2.2 Years**		**6.88%**	**$102,500**
Senior Unsecured Debt					
Notes due 2026	May-26	0.4 Years	5.50%	5.50%	$291,215
Total Senior Unsecured Debt		**0.4 Years**		**5.50%**	**$291,215**
Gross Debt		**0.9 Years**		**5.86%**	**$393,715**

Debt Maturity Schedule



$291.2 Million
$27.5 Million
$75.0 Million
Notes Due 2026
Revolving Credit Facility
2026
2027
2028
2029
2030
Thereafter

1) Revolving Credit Facility Rate I interest rate is the greater of: (a) the Prime Rate in effect from time to time, plus the Applicable Margin and (b) 9.00%. As of the quarter end 9.0% is the applied rate.
2) Revolving Credit Facility Rate II interest rate is the greater of: (a) the SOFR Rate in effect from time to time, plus 200 bps and (b) 6.10%. As of the quarter end 6.10% is the applied rate.

Analyst Coverage

Analyst	Research Firms	Contact Information
Aaron Grey	Alliance Global Partners	Email: agrey@allianceg.com Phone: 888-543-4448
Tom Catherwood	BTIG	Email: tcatherwood@btig.com Phone: 212-738-6140
Merrill Ross	Compass Point Research and Trading	Email: mross@compasspointllc.com Phone: 202-534-1392
Alexander Goldfarb	Piper Sandler	Email: alexander.goldfarb@psc.com Phone: 212-466-7937
Bill Kirk	Roth Capital Partners	Email: bkirk@roth.com Phone: 203-355-3473
Andy Liu	Wolfe Research	Email: aliu@wolferesearch.com Phone: 646-582-9257
Investor Relations		**Email: ir@iipreit.com** **Phone: 858-997-3332**

Definitions

Definitions listed hereafter apply throughout the Supplemental unless otherwise specifically noted.

- **Adjusted Funds From Operations ("AFFO"):** Management believes that AFFO and AFFO per share are appropriate supplemental measures of a REIT's operating performance. We calculate AFFO by adjusting Normalized FFO for certain non-cash items.
- **Annualized Base Rent ("ABR"):** ABR is calculated by multiplying the sum of contractually due base rents and property management fees for the last month in the quarter, by twelve.
- **Annualized Base Rent and Income from Loans and Securities ("Base Rent / Interest"):** Annualized Base Rent and Income from Loans and Securities is calculated by adding ABR and Income from Loans and Securities.
- **Annualized Income from Loans and Securities ("Annualized Income"):** Annualized Income from Loans and Securities is calculated by multiplying the principal balance as of the end of quarter, by the blended interest rate.
- **Development / Redevelopment ("Dev. / Redev.") Properties:** Defined as non-operating assets under development that are not leased and not ready for their intended use.
- **EBITDA and Adjusted EBITDA:** EBITDA is defined as earnings (net income per income statement) before interest expense, income taxes, deprecation and amortization (including above-market lease amortization and corporate asset deprecation). Adjusted EBITDA is EBITDA adjusted for non-cash stock-based compensation, gain (loss) on sale of real estate, impairment loss on real estate, income on seller-financed notes and deferred lease payments received on sales-type leases.
- **Exchangeable Senior Notes:** 3.75% Exchangeable Senior Notes paid off in full in February 2024.
- **Funds From Operations ("FFO"):** FFO and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT's operating performance equal to net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, depreciation, amortization and impairment related to real estate properties, and after adjustments for unconsolidated partnerships and joint ventures. Management also excludes from FFO any disposition-contingent lease termination fee received in connection with a property sale.

  Management believes that net income, as defined by GAAP, is the most appropriate earnings measurement. However, management believes FFO and FFO per share to be supplemental measures of a REIT's performance because they provide an understanding of the operating performance of our properties without giving effect to certain significant non-cash items, primarily depreciation expense. Historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time. However, real estate values instead have historically risen or fallen with market conditions. We believe that by excluding the effect of depreciation, FFO and FFO per share can facilitate comparisons of operating performance between periods. We report FFO and FFO per share because these measures are observed by management to also be the predominant measures used by the REIT industry and by industry analysts to evaluate REITs and because FFO per share is consistently reported, discussed, and compared by research analysts in their notes and publications about REITs. For these reasons, management has deemed it appropriate to disclose and discuss FFO and FFO per share.

Definitions (Continued)

- **GAAP:** Accounting principles generally accepted in the United States.
- **Gross Debt:** Calculated as the sum of the principal amount outstanding of the Notes due 2026 and borrowings on the Revolving Credit Facilities.
- **Liquidity:** Total liquidity consists of cash and cash equivalents and short-term investments (each as reported in IIP's consolidated balance sheet as of quarter end) and availability under IIP's revolving credit facilities.
- **Maturity / Weighted Average Maturity ("Wtd. Avg. Maturity"):** Based on initial maturity, not inclusive of applicable extension options.
- **Net Debt:** Calculated as total debt less total cash and cash equivalents.
- **Normalized Funds From Operations ("Normalized FFO"):** We compute normalized funds from operations ("Normalized FFO") by adjusting FFO, as defined by NAREIT, to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and/or not related to our core real estate operations. Exclusion of these items from similar FFO-type metrics is common within the equity REIT industry, and management believes that presentation of Normalized FFO and Normalized FFO per share provides investors with a metric to assist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of other companies, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Normalized FFO is used by management in evaluating the performance of our core business operations. Items included in calculating FFO that may be excluded in calculating Normalized FFO include certain transaction-related gains, losses, income or expense or other non-core amounts as they occur.
- **Notes due 2026:** 5.50% Unsecured Senior Notes due 2026.
- **Operating Portfolio:** All properties that (a) are leased or (b) are not leased but ready for their intended use.
- **Series A Preferred:** 9.00% Series A Cumulative Redeemable Preferred Stock, $0.001 par value per share.
- **Total Invested Capital:** Includes (1) total investments in properties (consisting of purchase price and construction funding and improvements reimbursed to tenants, if any, but excluding transaction costs) and (2) total additional commitments to reimburse certain tenants and sellers for completion of construction and improvements at the properties. Excludes Loans and Securities.
- **Total Portfolio:** All properties, including Development / Redevelopment Properties and Operating Portfolio, as of quarter end.
- **Total Preferred Equity:** Calculated by multiplying the total Series A Preferred shares outstanding by the $25 redemption price per share.
- **% Leased:** The weighted average leased percentage of the Operating Portfolio by Total Invested Capital. Excludes Redevelopment. Includes leases that are in default, including those disclosed in our 8-K's filed on March 14, 2025 and March 28, 2025.
- **Weighted Average Lease Length:** Calculated by weighting the remaining lease term based by the Annualized Base Rent ("ABR").